UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2014

TIME WARNER INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15062	13-4099534
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

One Time Warner Center, New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

212-484-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On June 9, 2014, Time Warner Inc. (“Time Warner”) announced that it has completed the previously announced legal and structural separation of its wholly owned subsidiary, Time Inc., from Time Warner (the “Spin-off”).  Immediately after 11:59 p.m. New York City time on June 6, 2014 (the “Distribution Date”), Time Warner distributed all of the issued and outstanding shares of common stock, par value $0.01 per share (“Time Inc. Common Stock”), of Time Inc. to Time Warner’s shareholders of record as of 5:00 p.m. New York City time on May 23, 2014 (the “Record Date”) as a pro rata dividend.  Time Warner shareholders received one share of Time Inc. Common Stock for every eight shares of common stock, par value $0.01 per share, of Time Warner held as of the Record Date and will receive cash in lieu of any fractional shares of Time Inc. Common Stock.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

After the Distribution Date, Time Warner does not beneficially own any shares of Time Inc. Common Stock and, following such date, will not consolidate Time Inc.’s financial results for the purpose of its financial reporting.

The Spin-off was completed pursuant to a Separation and Distribution Agreement entered into on June 4, 2014 by Time Warner and Time Inc.  In addition, on June 4, 2014, Time Warner and Time Inc. entered into several agreements that govern the relationship of the parties following the Spin-off, including a Tax Matters Agreement and an Employee Matters Agreement.

A summary of the material terms and conditions of the Separation and Distribution Agreement, the Tax Matters Agreement and the Employee Matters Agreement can be found in the section titled “Certain Relationships and Related Party Transactions” of the Information Statement filed as Exhibit 99.1 to Amendment No. 4 to Time Inc.’s Registration Statement on Form 10, filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2014, which is incorporated herein by reference.  The descriptions of the Separation and Distribution Agreement, the Tax Matters Agreement and the Employee Matters Agreement are qualified in their entirety by reference to the full text of the Separation and Distribution Agreement, the Tax Matters Agreement and the Employee Matters Agreement, which are attached as Exhibits 2.1, 10.2 and 10.3, respectively, to the Current Report on Form 8-K of Time Inc. dated May 30, 2014 and filed with the SEC on June 5, 2014 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Press release issued June 9, 2014, by Time Warner Inc.

99.2	Separation and Distribution Agreement, dated as of June 4, 2014, between Time Warner Inc. and Time Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K of Time Inc. dated May 30, 2014 and filed with the SEC on June 5, 2014 (the “Time Inc. Form 8-K”)).

99.3	Tax Matters Agreement, dated as of June 4, 2014, between Time Warner Inc. and Time Inc. (incorporated herein by reference to Exhibit 10.2 to the Time Inc. Form 8-K).

99.4	Employee Matters Agreement, dated as of June 4, 2014, between Time Warner Inc. and Time Inc. (incorporated herein by reference to Exhibit 10.3 to the Time Inc. Form 8-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER INC.
By:	/s/ Howard M. Averill
	Name:	Howard M. Averill
	Title:	Executive Vice President and Chief Financial Officer

Date:  June 9, 2014

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued June 9, 2014, by Time Warner Inc.

99.2	Separation and Distribution Agreement, dated as of June 4, 2014, between Time Warner Inc. and Time Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K of Time Inc. dated May 30, 2014 and filed with the SEC on June 5, 2014 (the “Time Inc. Form 8-K”)).

99.3	Tax Matters Agreement, dated as of June 4, 2014, between Time Warner Inc. and Time Inc. (incorporated herein by reference to Exhibit 10.2 to the Time Inc. Form 8-K).

99.4	Employee Matters Agreement, dated as of June 4, 2014, between Time Warner Inc. and Time Inc. (incorporated herein by reference to Exhibit 10.3 to the Time Inc. Form 8-K).